Shareholders' Equity (Tables)	12 Months Ended
Sep. 30, 2020
Equity [Abstract]
Schedule of Table Reconciles the Non-controlling Interest

The following table reconciles the non-controlling interest as of September 30, 2020 and 2019:

	Xi’an DT	Tianjin YHX	Total
As of September 30, 2019	$424,995	$-	$424,995
Net income attributable to non-controlling interest	57,943	13,701	71,644
Foreign currency translation adjustment	9,815	278	10,093
As of September 30, 2020	$492,753	$13,979	$506,732